UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 12, 2023

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EFHT	The Nasdaq Stock Market LLC
Warrants	EFHTW	The Nasdaq Stock Market LLC
Rights	EFHTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on October 14, 2023, EF Hutton Acquisition Corporation I, now known as ECD Automotive Design, Inc. (the “Company” or the “Registrant”), EF Hutton LLC (f/k/a EF Hutton, division of Benchmark Investments, LLC) (“EF Hutton”) and Humble Imports Inc, d/b/a ECD Auto Design, a Florida corporation (“Humble”) entered into a Satisfaction and Discharge Agreement, pursuant to which the parties agreed that EF Hutton’s deferred underwriting commission in the aggregate amount of $4,025,000 and the PIPE placement agent fee in the aggregate amount of $1,370,000 will be settled with (1) a cash payment in the amount of $500,000 at Closing and (2) issuance of 500,000 restricted shares of the Company’s Common Stock to EF Hutton, or its designees at Closing.

On December 12, 2023, the Company, EF Hutton and Humble amended the Satisfaction and Discharge Agreement (the “Amended Agreement”) to provide that EF Hutton’s deferred underwriting commission in the aggregate amount of $4,025,000 and the PIPE placement agent fee in the aggregate amount of $1,370,000 will be settled with (1) a cash payment in the amount of $400,000 at Closing and (2) issuance of 750,000 restricted shares of the Company’s Common Stock to EF Hutton, or its designees at Closing.

This description of the Amended Agreement is qualified in its entirety by reference to the full text of the Amended Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

As previously disclosed, on March 3, 2023, the Company entered into a Merger Agreement (the “Merger Agreement”) with Humble, ECD Auto Design UK, Ltd., an England and Wales corporation, EFHAC Merger Sub, Inc., a Florida corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, and Scott Wallace, as the Securitiyholder Representative, pursuant to which Merger Sub will merge with and into Humble with Humble as the surviving corporation and becoming a wholly-owned subsidiary of the Company (the “Business Combination”). In connection with the Business Combination, the Company will change its name to “ECD Automotive Design Inc.” or such other name designated by Humble by notice to the Company.

On December 12, 2023, ECD Automotive Design Inc. received notification from The Nasdaq Stock Market LLC that its common stock and warrants are approved for listing on Nasdaq under the symbols “ECDA” and “ECDAW,” respectively. On December 12, 2023, the Company and Humble filed a press release stating that following the completion of the previously announced Business Combination between the Company and Humble, the newly combined company will be named “ECD Automotive Design Inc.”, and its common stock and warrants will trade on the Nasdaq Global Market under the symbols “ECDA” and “ECDAW,” respectively, from the open of trading on Wednesday, December 13, 2023 (the “Nasdaq Release”). A copy of the Nasdaq Release is attached hereto as Exhibit 99.1.

On December 12, 2023, the Company issued a press release to announce the successful closing of the Business Combination between the Company and Humble and that the transaction was supported by a $15 million PIPE (the “Business Combination Release). A copy of the Business Combination Release is attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of the Registrant and Humble, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to Humble’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from the Registrant’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of the Registrant’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the Registration Statement to be filed by the Registrant, in the final prospectus of EF Hutton Acquisition Corporation I for its initial public offering dated September 9, 2022; and in EF Hutton Acquisition Corporation I’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and the Registrant, Humble and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of EF Hutton Acquisition Corporation I or Humble, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amended Satisfaction and Discharge Agreement dated as of December 12, 2023, by and among EF Hutton Acquisition Corporation I, Humble Imports, Inc (d/b/a/ ECD Auto Design), and EF Hutton LLC (f/k/a EF Hutton, division of Benchmark Investments, LLC)

99.1	Nasdaq Listing Press Release dated December 12, 2023

99.2	Business Combination Press Release dated December 12, 2023

104	Cover page interactive data file (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2023

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Raymond Cole
	Name:	Raymond Cole
	Title:	Chief Financial Officer